united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23705

Atlas U.S. Tactical Income Fund, Inc.

(Exact name of registrant as specified in charter)

225 Pictoria Drive Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Jaime Pandal

Buchanan Office Center, Road 165 No. 40, Suite 201, Guaynabo, PR 00968

(Name and address of agent for service)

Registrant's telephone number, including area code: 855-969-8440

Date of fiscal year end: 9/30

Date of reporting period: 9/30/24

Item 1. Reports to Stockholders.

(a)

Atlas U.S. Tactical Income Fund - Class A (ATLAX)

Annual Shareholder Report - September 30, 2024

Fund Overview

This annual shareholder report contains important information about Atlas U.S. Tactical Income Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.atlas-am.com/investments-anual-report-eng . You can also request this information by contacting us at (855) 969-8440.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$596	5.41%

How did the Fund perform during the reporting period?

  Costs of $10,000 investment (excluding interest expense)      Costs paid as percentage of a $10,000 investment (excluding interest expense)

          Class A                                              $123                                                                                             1.12%

The Fund gained a total return of 20.17% for the year ended on September 30, 2024. The performance observed during the fiscal year was primarily a function of a lower interest rate environment. The Bloomberg U.S. Aggregate Bond Index added 11.57% for the same period.

Techniques

Throughout the Fund’s fiscal year, the interest rate market remained highly volatile, with rates peaking in October of 2023. As we reached summer, general price levels continued to ease towards the Federal Reserve’s long-term goal, coupled with a soft labor market, it paved the way for a shift in the Fed’s monetary policy outlook. The softer tone of  Fed officials sparked a significant shift in interest rates across all maturities and sectors.

The interest rate moves were highly advantageous for the Fund, given the tactical shift towards higher duration securities combined with higher yielding securities in the US Agency Mortgage-Backed and Corporate bond sectors.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Atlas U.S. Tactical Income Fund - with load - $10,252
Bloomberg U.S. Aggregate Bond Index - $9,504
$15,000
$10,000
$5,000
$0
$10,252
$9,504
Sep-2020
Sep-2021
Sep-2022
Sep-2023
Sep-2024

	Atlas U.S. Tactical Income Fund - with load	Bloomberg U.S. Aggregate Bond Index
Sep-2020	$9,654	$10,000
Sep-2021	$10,693	$9,910
Sep-2022	$8,119	$8,464
Sep-2023	$8,531	$8,518
Sep-2024	$10,252	$9,504

Average Annual Total Returns

	1 Year	Since Inception (September 30, 2020)
Atlas U.S. Tactical Income Fund
Without Load	20.17%	1.51%
With Load	16.02%	0.63%
Bloomberg U.S. Aggregate Bond Index	11.57%	-1.26%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

Net Assets	$81,243,384
Number of Portfolio Holdings	64
Advisory Fee (net of waivers)	$374,850
Portfolio Turnover	21%

Asset Weighting (% of total investments)

Value	Value
Common Stocks	2.1%
Corporate Bonds	33.4%
Reit	6.4%
U.S. Government & Agencies	58.1%

What did the Fund invest in?

Sector Weighting (% of total investments)

MBS Passthrough
58.1%
Financials
39.8%
Technology
1.0%
Communications
0.6%
Consumer Discretionary
0.4%
Health Care
0.1%
Consumer Staples
0.0%

Value	Value
Consumer Staples	0.0%
Health Care	0.1%
Consumer Discretionary	0.4%
Communications	0.6%
Technology	1.0%
Financials	39.8%
MBS Passthrough	58.1%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Ginnie Mae II Pool, 6.000%, 06/20/53	13.0%
Ginnie Mae II Pool, 5.500%, 10/20/52	9.2%
Morgan Stanley, 5.297%, 04/20/37	8.5%
Capital One Financial Corporation, 5.268%, 05/10/33	8.3%
JPMorgan Chase & Company, 5.717%, 09/14/33	7.7%
Ginnie Mae II Pool, 6.500%, 03/20/53	6.8%
Ginnie Mae II Pool, 5.500%, 11/20/53	6.6%
Fannie Mae Pool, 6.000%, 05/01/54	6.0%
Annaly Capital Management, Inc.	5.6%
Ginnie Mae II Pool, 2.500%, 03/20/51	5.4%

Material Fund Changes

No material changes occurred during the year ended September 30, 2024.

Atlas U.S. Tactical Income Fund - Class A (ATLAX)

Annual Shareholder Report - September 30, 2024

Additional information is available on the Fund's website ( https://www.atlas-am.com/investments-anual-report-eng  ), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 093024-ATLAX

Atlas U.S. Tactical Income Fund - Class C (ATLCX )

Annual Shareholder Report - September 30, 2024

Fund Overview

This annual shareholder report contains important information about Atlas U.S. Tactical Income Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.atlas-am.com/investments-anual-report-eng . You can also request this information by contacting us at (855) 969-8440.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$675	6.16%

How did the Fund perform during the reporting period?

 Costs of $10,000 investment (excluding interest expense)      Costs paid as percentage of a $10,000 investment (excluding interest expense)

           Class C                                           $204                                                                                               1.86%

The Fund gained a total return of 19.23% for the year ended on September 30, 2024. The performance observed during the fiscal year was primarily a function of a lower interest rate environment. The Bloomberg U.S. Aggregate Bond Index added 11.57% for the same period.

Techniques

Throughout the Fund’s fiscal year, the interest rate market remained highly volatile, with rates peaking in October of 2023. As we reached summer, general price levels continued to ease towards the Federal Reserve’s long-term goal, coupled with a soft labor market, it paved the way for a shift in the Fed’s monetary policy outlook. The softer tone of Fed officials sparked a significant shift in interest rates across all maturities and sectors.

The interest rate moves were highly advantageous for the Fund, given the tactical shift towards higher duration securities combined with higher yielding securities in the US Agency Mortgage-Backed and Corporate bond sectors.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Atlas U.S. Tactical Income Fund - $10,288
Bloomberg U.S. Aggregate Bond Index - $9,504
$15,000
$10,000
$5,000
$0
$10,288
$9,504
Sep-2020
Sep-2021
Sep-2022
Sep-2023
Sep-2024

	Atlas U.S. Tactical Income Fund	Bloomberg U.S. Aggregate Bond Index
Sep-2020	$10,000	$10,000
Sep-2021	$10,988	$9,910
Sep-2022	$8,282	$8,464
Sep-2023	$8,629	$8,518
Sep-2024	$10,288	$9,504

Average Annual Total Returns

	1 Year	Since Inception (September 30, 2020)
Atlas U.S. Tactical Income Fund	19.23%	0.71%
Bloomberg U.S. Aggregate Bond Index	11.57%	-1.26%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

Net Assets	$81,243,384
Number of Portfolio Holdings	64
Advisory Fee (net of waivers)	$374,850
Portfolio Turnover	21%

Asset Weighting (% of total investments)

Value	Value
Common Stocks	2.1%
Corporate Bonds	33.4%
Reit	6.4%
U.S. Government & Agencies	58.1%

What did the Fund invest in?

Sector Weighting (% of total investments)

Value	Value
Consumer Staples	0.0%
Health Care	0.1%
Consumer Discretionary	0.4%
Communications	0.6%
Technology	1.0%
Financials	39.8%
MBS Passthrough	58.1%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Ginnie Mae II Pool, 6.000%, 06/20/53	13.0%
Ginnie Mae II Pool, 5.500%, 10/20/52	9.2%
Morgan Stanley, 5.297%, 04/20/37	8.5%
Capital One Financial Corporation, 5.268%, 05/10/33	8.3%
JPMorgan Chase & Company, 5.717%, 09/14/33	7.7%
Ginnie Mae II Pool, 6.500%, 03/20/53	6.8%
Ginnie Mae II Pool, 5.500%, 11/20/53	6.6%
Fannie Mae Pool, 6.000%, 05/01/54	6.0%
Annaly Capital Management, Inc.	5.6%
Ginnie Mae II Pool, 2.500%, 03/20/51	5.4%

Material Fund Changes

No material changes occurred during the year ended September 30, 2024.

Atlas U.S. Tactical Income Fund - Class C (ATLCX )

Annual Shareholder Report - September 30, 2024

Additional information is available on the Fund's website ( https://www.atlas-am.com/investments-anual-report-eng  ), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 093024-ATLCX

(b)       Not applicable

Item 2. Code of Ethics.

(a)       The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       N/A

(c)        During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)        During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)       N/A

(f)       See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Jorge Padilla is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Padilla is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2024 - $22,400

2023 –$21,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

2024 - None

2023 - None

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2024 - None

2023 –None

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2024 and 2023, respectively.

(e)(1) The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)       All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2024 and 2023 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)        Not applicable.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments. The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

ATLAS U.S. TACTICAL INCOME FUND, INC.

ANNUAL FINANCIAL STATEMENTS

September 30, 2024

ATLAS U.S. TACTICAL INCOME FUND, INC.
SCHEDULE OF INVESTMENTS
September 30, 2024

Shares		Fair Value
	COMMON STOCKS — 14.6%
	APPAREL & TEXTILE PRODUCTS - 0.6%
5,283	NIKE, Inc., Class B	$467,017

	BIOTECH & PHARMA - 0.2%
2,572	Moderna, Inc.(a)	171,887

	E-COMMERCE DISCRETIONARY - 0.1%
460	Amazon.com, Inc.(a)	85,712

	ENTERTAINMENT CONTENT - 0.8%
7,056	Walt Disney Company	678,716

	INTERNET MEDIA & SERVICES - 0.2%
1,130	Alphabet, Inc., Class C	188,925

	MORTGAGE FINANCE - 11.0%
416,300	AGNC Investment Corporation	4,354,498
226,713	Annaly Capital Management, Inc.	4,550,130
		8,904,628
	RETAIL - CONSUMER STAPLES - 0.1%
365	Target Corporation	56,889

	SEMICONDUCTORS - 0.6%
385	Advanced Micro Devices, Inc.(a)	63,171
15,000	Intel Corporation	351,900
484	NVIDIA Corporation	58,777
		473,848
	SOFTWARE - 0.3%
3,280	Shopify, Inc., Class A(a)	262,859

	TECHNOLOGY HARDWARE - 0.7%
2,513	Apple, Inc.	585,529

	TOTAL COMMON STOCKS (Cost $15,050,372)	11,876,010

The accompanying notes are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 57.6%
	ASSET MANAGEMENT — 4.0%
3,000,000	Charles Schwab Corporation(b)	SOFRRATE + 2.500%	5.8530	05/19/34	$3,211,270

	BANKING — 29.3%
2,400,000	Bank of America Corporation(b)	H15T5Y + 1.200%	2.4820	09/21/36	2,023,883
4,600,000	Bank of America Corporation(b)	H15T5Y + 2.000%	3.8460	03/08/37	4,250,051
1,250,000	Citigroup, Inc.		6.6250	06/15/32	1,383,951
1,000,000	Citigroup, Inc.(b)	SOFRRATE + 2.661%	6.1740	05/25/34	1,066,500
3,000,000	Citigroup, Inc.		6.1250	08/25/36	3,259,660
100,000	JPMorgan Chase & Company		4.2500	10/01/27	100,678
5,900,000	JPMorgan Chase & Company(b)	SOFRRATE + 2.580%	5.7170	09/14/33	6,252,723
3,500,000	US Bancorp Series BB(b)	SOFRRATE + 2.110%	4.9670	07/22/33	3,491,074
1,750,000	Wells Fargo Bank NA		6.6000	01/15/38	2,020,716
					23,849,236
	INSTITUTIONAL FINANCIAL SERVICES — 11.0%
1,750,000	Goldman Sachs Group, Inc.		6.7500	10/01/37	2,012,286
6,900,000	Morgan Stanley Series F(b)	SOFRRATE + 2.620%	5.2970	04/20/37	6,941,156
					8,953,442
	SPECIALTY FINANCE — 13.3%
4,000,000	American Express Company(b)	SOFRRATE + 2.255%	4.9890	05/26/33	4,041,262
6,725,000	Capital One Financial Corporation(b)	SOFRRATE + 2.370%	5.2680	05/10/33	6,781,561
					10,822,823

	TOTAL CORPORATE BONDS (Cost $45,806,302)				46,836,771

The accompanying notes are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 100.4%
	AGENCY FIXED RATE — 90.4%
1,782,831	Fannie Mae Pool(d)	5.5000	11/01/52	$1,809,217
4,760,775	Fannie Mae Pool(d)	6.0000	05/01/54	4,868,484
771,172	Ginnie Mae I Pool	4.0000	01/15/46	772,462
2,298,945	Ginnie Mae I Pool(d)	6.0000	06/15/53	2,467,366
1,136,115	Ginnie Mae II Pool(d)	4.0000	09/20/47	1,093,991
993,837	Ginnie Mae II Pool	4.5000	02/20/48	982,980
4,934,982	Ginnie Mae II Pool(d)	2.5000	03/20/51	4,361,011
622,441	Ginnie Mae II Pool(d)	3.0000	07/20/51	555,263
2,681,290	Ginnie Mae II Pool(d)	3.0000	07/20/51	2,391,856
3,743,965	Ginnie Mae II Pool(d)	3.0000	09/20/51	3,342,981
994,015	Ginnie Mae II Pool	2.0000	03/20/52	797,176
7,185,189	Ginnie Mae II Pool(d)	5.5000	10/20/52	7,514,857
1,352,890	Ginnie Mae II Pool(d)	5.5000	02/20/53	1,414,529
1,616,352	Ginnie Mae II Pool(d)	6.0000	03/20/53	1,739,898
5,065,503	Ginnie Mae II Pool	6.5000	03/20/53	5,554,565
2,604,958	Ginnie Mae II Pool(d)	6.5000	03/20/53	2,852,887
1,080,912	Ginnie Mae II Pool(d)	5.5000	04/20/53	1,130,162
1,755,539	Ginnie Mae II Pool(d)	5.5000	04/20/53	1,836,093
1,212,908	Ginnie Mae II Pool(d)	6.0000	04/20/53	1,305,621
2,629,827	Ginnie Mae II Pool(d)	5.5000	06/20/53	2,750,497
1,008,811	Ginnie Mae II Pool(d)	5.5000	06/20/53	1,054,775
1,700,167	Ginnie Mae II Pool(d)	5.5000	06/20/53	1,778,156
9,826,349	Ginnie Mae II Pool(d)	6.0000	06/20/53	10,586,538
444,616	Ginnie Mae II Pool	5.0000	07/20/53	461,642
1,098,054	Ginnie Mae II Pool(d)	5.5000	07/20/53	1,148,439
1,060,707	Ginnie Mae II Pool(d)	5.5000	07/20/53	1,109,378
1,002,751	Ginnie Mae II Pool	6.5000	09/20/53	1,098,203
5,336,814	Ginnie Mae II Pool(d)	5.5000	11/20/53	5,390,641
1,000,200	Ginnie Mae II Pool(d)	6.0000	11/20/53	1,076,655
148,038	Ginnie Mae II Pool	4.5000	02/20/54	151,442
				73,397,765
	AGENCY MBS OTHER — 10.0%
1,663,388	Ginnie Mae II Pool	5.0000	05/20/53	1,727,090
1,591,155	Ginnie Mae II Pool(d)	5.5000	05/20/53	1,664,163

The accompanying notes are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2024

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 100.4% (Continued)
	AGENCY MBS OTHER — 10.0% (Continued)
1,100,885	Ginnie Mae II Pool(d)	6.0000	01/20/53	$1,186,055
1,177,589	Ginnie Mae II Pool(d)	6.0000	06/20/53	1,267,602
1,097,355	Ginnie Mae II Pool	6.5000	06/20/53	1,201,809
1,023,145	Ginnie Mae II Pool	6.0000	09/20/54	1,101,203
				8,147,922

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $79,420,768)			81,545,687

	TOTAL INVESTMENTS - 172.6% (Cost $140,277,442)			$140,258,468
	LIABILITIES IN EXCESS OF OTHER ASSETS - (72.6)%			(59,015,084)
	NET ASSETS - 100.0%			$81,243,384

OPEN FUTURES CONTRACTS
Number of			Notional
Contracts	Open Short Futures Contracts	Expiration	Amount(c)	Unrealized Appreciation
75	CBOT 10 Year US Treasury Note	12/19/2024	$8,571,094	$38,672

	TOTAL FUTURES CONTRACTS

REVERSE REPURCHASE AGREEMENTS

Principal Amount ($)	Counterparty	Acquired Date	Interest (%)	Maturity	Fair Value
$(34,920,000)	INTL FCStone	9/9/2024	5.3500	10/7/2024	$(34,920,000)
(25,780,000)	INTL FCStone	9/30/2024	5.3000	10/9/2024	(25,780,000)
TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds $60,700,000)					$(60,700,000)

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

(a)	Non-income producing security.

(b)	Variable rate security; the rate shown represents the rate on September 30, 2024. Bond converts to floating rate in the final year of the bond.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(d)	This security has been pledged as collateral for securities sold under agreements to repurchase of $67,697,115.

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Statement of Assets and Liabilities
September 30, 2024

Assets:
Investments, at fair value (cost $140,277,442) - including $67,697,115 of securities held in a pledge account for repurchase agreements collateral	$140,258,468
Cash	159,196
Interest receivable	997,129
Deposits with broker for futures contracts	626,753
Dividend receivable	201,108
Variation margin on futures contracts	33,984
Prepaid expenses and other assets	2,000
Total Assets	142,278,638

Liabilities:
Reverse repurchase agreements (proceeds $60,700,000)	60,700,000
Interest payable for reverse repurchase agreements	117,964
Distribution fees payable	57,175
Payable for Fund shares redeemed	85,601
Payable to related parties	32,801
Accrued expenses and other liabilities	41,713
Total Liabilities	61,035,254
Net Assets	$81,243,384

Net assets:
Paid-in capital	$98,192,262
Accumulated losses	(16,948,878)
Total Net Assets	$81,243,384

Shares outstanding, $0.01 par value, 1,000,000,000 shares authorized
Class A Shares	8,122,203
Class C Shares	1,274,939
9,397,142

Class A Shares:
Net Assets	$70,238,653
Net assets and redemption price per share (a)	$8.65
Maximum offering price per share (maximum sales charge of 3.50%)	$8.96
Class C Shares:
Net Assets	$11,004,731
Net assets, offering price and redemption price per share (a)	$8.63

(a)	Redemptions made within 60 days of purchases may be assessed a redemption fee of 1.00%.

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Statement of Operations
For the Year Ended September 30, 2024

Investment Income:
Interest	$6,697,658
Dividends	1,224,245
Less: foreign tax withholding	(122,086)
Total investment income	7,799,817

Expenses:
Interest and leverage related expenses	3,374,779
Investment advisory fees	885,266
Distribution fees:
Class A	169,278
Class C	108,969
Administration fee	71,222
Transfer agent fees	41,592
Professional fees	40,500
Audit and accounting fees	25,485
Fund accounting fees	25,006
Printing expenses	24,437
Directors’ fees	22,500
Legal fees	20,843
Custody fees	14,735
Insurance expense	8,498
Shareholder service fees	6,063
Other expenses	7,904
Total expenses	4,847,077
Less: Advisory fees voluntarily waived by Adviser	(510,416)
Net expenses	4,336,661
Net investment income	3,463,156

Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments and options purchased	(709,006)
Futures contracts	(28,361)
Net realized loss	(737,367)
Net change in unrealized appreciation (depreciation) on:
Investments and options purchased	11,698,324
Futures contracts	(35,078)
Net change in unrealized appreciation	11,663,246

Net realized and unrealized gain on investments	10,925,879
Net increase in net assets from operations	$14,389,035

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Statements of Changes in Net Assets

	For The Year	For The Year
	Ended	Ended
	September 30, 2024	September 30, 2023
From Operations:
Net investment income	$3,463,156	$3,301,755
Net realized loss on investments, options purchased and futures contracts	(737,367)	(515,350)
Net change in unrealized appreciation on investments, options purchased and futures contracts	11,663,246	1,098,129
Net increase in net assets from operations	14,389,035	3,884,534

Distributions to shareholders:
Distributable earnings
Class A	(3,035,250)	(3,011,848)
Class C	(428,368)	(396,353)
Return of capital
Class A	(196,857)	(433,286)
Class C	(31,740)	(70,812)
Distributions to shareholders:	(3,692,215)	(3,912,299)

From capital share transactions:
Shares sold
Class A	2,583,407	2,420,822
Class C	613,000	214,000

Shares issued in reinvestment of distributions
Class A	785,282	1,045,928
Class C	162,738	151,860

Shares redeemed
Class A	(9,046,836)	(3,056,474)
Class C	(1,886,638)	(889,952)

Redemption fees
Class A	289	—
Net decrease in net assets from capital share transactions	(6,788,758)	(113,816)

Net Increase (Decrease) in Net Assets	3,908,062	(141,581)

Net Assets:
Beginning of Year	$77,335,322	$77,476,903
End of Year	$81,243,384	$77,335,322

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Statement of Cash Flows
For the Year Ended September 30, 2024

Cash provided by operating activities
Net increase in net assets from operations	$14,389,035
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investments	(28,921,939)
Proceeds from sales of investments	28,348,684
Proceeds from paydowns on investments	2,189,020
Accretion of discount on investments, net	(7,479)
Net realized loss on investments, options purchased and futures contracts	1,141,675
Net change in unrealized (appreciation) depreciation on investments, options purchased and futures contracts	(11,698,324)

Decrease (increase) in assets:
Variation margin on futures contracts	(45,408)
Interest receivable	19,674
Dividend receivable	(9,232)
Prepaid expenses and other assets	42
Increase (decrease) in liabilities:
Distribution fees payable	16,069
Payable to related parties	5,165
Accrued expenses and other liabilities	(21,509)
Net cash provided by operating activities	5,405,473

Cash flows from financing activities:
Proceeds from shares sold	3,196,407
Increase in borrowings of $7,225,000, net of repayments of $11,836,000	4,611,000
Interest payable on borrowings	(34,418)
Payment of shares redeemed	(10,847,873)
Redemption fees	289
Distributions to shareholders	(2,744,195)
Net cash used in financing activities	(5,818,790)

Net decrease in cash	(413,317)
Cash at beginning of year	1,199,266
Cash at end of year (includes deposits with broker)	$785,949

Cash	$159,196
Restricted Cash Held with Broker	626,753
Reconciliation to cash balance	$785,949

Supplemental disclosures:
Interest paid	$3,409,197
Non-Cash Financing Activities:
Dividends reinvested	$948,020

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year.

	Class A
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021
Per-share operating performance:
Net asset value, beginning of year	$7.55	$7.55	$10.39	$9.77

Income from investment operations:
Net investment income*	0.37	0.33	0.24	0.25
Net realized and unrealized gain (loss) from investment operations	1.12	0.06	(2.67)	0.79
	1.49	0.39	(2.43)	1.04
Less distributions:
Dividends from net investment income	(0.37)	(0.34)	(0.38)	(0.42)
Return of capital	(0.02)	(0.05)	(0.03)	—
Total distributions	(0.39)	(0.39)	(0.41)	(0.42)

Paid in capital from redemption fees*	0.00 ^	—	0.00 ^	0.00 ^

Net asset value, end of year	$8.65	$7.55	$7.55	$10.39

Total investment return based on net asset value per share**	20.17%	5.07%	(24.00)%	10.77%

Net assets, end of year (in thousands)	$70,239	$66,691	$66,340	$86,658
Ratios as a percentage of average net assets:
Expenses***:
before waiver	6.06%	5.62%	2.41%	1.90%
net of waiver	5.41%	4.72%	1.99%	1.58%
Net investment income	4.51%	4.18%	2.56%	2.45%

Portfolio turnover rate	21%	109%	139%	14%

*	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

**	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees, total returns would have been lower.

***	Expenses excluding interest and leverage related expenses:

before waiver	1.77%	1.83%	1.73%	1.77%
net of waiver	1.12%	0.93%	1.31%	1.45%

^	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year.

	Class C
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021
Per-share operating performance:
Net asset value, beginning of year	$7.55	$7.55	$10.37	$9.75

Income from investment operations:
Net investment income*	0.31	0.28	0.17	0.17
Net realized and unrealized gain (loss) from investment operations	1.11	0.05	(2.67)	0.79
	1.42	0.33	(2.50)	0.96
Less distributions:
Dividends from net investment income	(0.32)	(0.28)	(0.29)	(0.34)
Return of capital	(0.02)	(0.05)	(0.03)	—
Total distributions	(0.34)	(0.33)	(0.32)	(0.34)

Paid in capital from redemption fees*	0.00 ^	—	0.00 ^	0.00 ^

Net asset value, end of year	$8.63	$7.55	$7.55	$10.37

Total investment return based on net asset value per share**	19.23%	4.19%	(24.56)%	9.89%

Net assets, end of year (in thousands)	$11,005	$10,644	$11,137	$14,649
Ratios as a percentage of average net assets:
Expenses***:
before waiver	6.81%	6.36%	3.13%	2.64%
net of waiver	6.16%	5.49%	2.73%	2.32%
Net investment income	3.76%	3.40%	1.80%	1.68%

Portfolio turnover rate	21%	109%	139%	14%

*	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

**	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable redemption fees. Had the adviser not waived fees, total returns would have been lower.

***	Expenses excluding interest and leverage related expenses:

before waiver	2.51%	2.58%	2.46%	2.51%
net of waiver	1.86%	1.71%	2.06%	2.19%

^	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements
September 30, 2024

Note 1 -	Organization and Significant Accounting Policies

Prior to June 17, 2021, the Atlas U.S. Tactical Income Fund, Inc. (the “Fund”) was a diversified, leveraged, open-end, redeemable at will, mutual fund investment company registered under the Puerto Rico Investment Companies Act of 2013 (the Act), as amended, and organized under the laws of the Commonwealth of Puerto Rico. The Fund was incorporated on June 17, 2015, and started operations on October 1, 2015. Since June 17, 2021, the Fund has been registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize total return, consistent with preservation of capital.

The Fund currently offers Class A and Class C shares. Class A shares are offered at net asset value plus a maximum sales charge of 3.50%. Class C shares are offered at net asset value. The Fund charges a fee of 1% on redemptions of shares held for less than 60 days. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The following is a summary of significant accounting policies followed by the Fund:

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applicable to investment companies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value

The net asset value (“NAV”) per share of the Fund is determined as of the close of regular trading on each day that the New York Stock Exchange is open for business by adding the assets value of all securities and other assets of the Fund, then subtracting its liabilities, and then dividing the result by the total number of shares outstanding.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2024

Note 1 -	Organization and Significant Accounting Policies – (continued)

Fair Value Measurements

The Fund follows the provisions of FASB ASC 820 – “Fair Value Measurements and Disclosures” for fair value measurements of financial assets and financial liabilities and for fair value measurements of non-financial items that are recognized or disclosed at fair value in the financial statements on a recurring basis and defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It also establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Investment Transactions

Investment transactions are recorded on the trade date. Differences between cost and fair values are reflected as unrealized appreciation or depreciation on investments. The Fund uses the high-cost method for determining realized gains or losses on investments.

Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on fixed income securities are accreted or amortized using the effective interest method.

Taxation

The Fund recognizes the tax benefits of uncertain tax positions only where the position is more likely than not to be sustained on its merits in examination by the tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions taken on returns filed for open tax years. As of September 30, 2024, there were no uncertain tax positions for the Fund or unrecognized tax benefits. The Fund remains subject to income tax examinations for its PR income taxes filed for the fiscal years 2019 to 2023, or expected to be filed in 2024.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a tax of 15%. Moreover, distribution of capital gain dividends, if any to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% and (b) Puerto Rico corporations are subject to a tax of 20%. The tax withholdings are effected at the time of payment of the corresponding dividend. Otherwise, tax distributions are subject to regular income tax. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

REIT distributions – The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2024

Note 1 -	Organization and Significant Accounting Policies – (continued)

In addition, the Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax, if certain requirements are met. Dividend income is recorded net of taxes.

Shares Issues and Redemptions

In accordance with the terms of the Fund, a NAV per share is determined for each share class, as of the close of business on every business day for the purposes of issuance and redemption of the Fund’s shares. The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The Fund received $289 and $0 in redemption fees for the years ended September 30, 2024, and September 30, 2023, respectively.

Dividends and Distributions to Shareholders

The Fund distributes income on a monthly basis. The Fund does not generally intend to distribute capital gains unless the Board of Directors of the Fund (the “Board”) determines that capital gains must be distributed to holders of shares in order to ensure advantageous tax treatment for the Fund or its shareholders.

Concentration of Credit Risk

The Fund is designated as a diversified fund which may not invest more than 5% of the Fund’s total assets in a single issuer with the exception of obligations guaranteed by the U.S. Government or one of its agencies nor invest more than 10% of the outstanding voting securities of an issuer and has at least 75% of the Fund’s assets invested in cash and cash equivalents, Government securities, securities of other investment companies.

Financial instruments that potentially expose the Fund to certain concentrations of credit risk include cash in bank accounts. The cash deposits, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation (“FDIC”).

Deposit accounts, including checking and savings accounts, money market deposit accounts and certificates of deposit are standardly insured up to $250,000 by the FDIC. The standard insurance coverage is per depositor, per insured bank. Cash deposits with counter parties for futures and options are uninsured. At September 30, 2024, the Fund had uninsured cash deposits fully related to broker deposits and variation funds for futures and options. The Fund has not experienced any losses on such accounts. As of September 30, 2024, the Fund held $159,196 in cash at U.S. Bank, N.A. The Fund held $660,737 at Interactive Brokers.

Futures Contracts – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. To manage interest rate risk, the Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Fund is required to deposit, in a segregated account, a specified amount of cash which is classified as “cash deposit” with broker in the accompanying Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by the Fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at year end are listed after the Fund’s Schedule of Investments.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2024

Note 1 -	Organization and Significant Accounting Policies – (continued)

Options Transactions – The Fund is subject to equity price and interest rate risk in the normal course of pursuing its investment objective and may purchase options to help hedge against risk.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. There were no options held at September 30, 2024.

The effect of derivative instruments on the Statement of Assets and Liabilities at September 30, 2024, were as follows:

		Location of derivatives on Statement of	Fair value of asset/liability
Derivative	Risk Type	Assets and Liabilities	derivatives
Futures contracts	Interest Rate	Variation margin on futures contracts	$33,984
		Total	$33,984

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2024, were as follows:

			Realized and
			unrealized gain
Derivative	Risk Type	Location of gain (loss) on derivatives	(loss) on derivatives
Futures contracts	Interest Rate	Net realized loss on futures contracts	$(28,361)
Futures Contracts	Interest Rate	Net change in unrealized depreciation on futures contracts	(35,078)
Options purchased	Equity	Net realized loss on investments and options purchased	(69,741)
Options purchased	Equity	Net change in unrealized appreciation on investments and options purchased	26,016
		Total	$(107,164)

The notional value of the derivative instruments outstanding as of September 30, 2024, as disclosed in the Schedule of Investments and the realized gain and loss amounts and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2024, amounted to $28,491,599 and $28,348,684, respectively.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2024

Note 2 -	Fair Value Measurements

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the primary exchange’s regular trading session on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond pursuant to fair valuation policies and procedures adopted by the Board if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. The Board has designated Atlas Asset Management LLC, the Fund’s adviser (the “Adviser”), as its valuation designee. Futures contracts are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Exchange traded options are valued at the last sale price or in the absence of a sale, at the mean between the current bid and ask prices. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Open-end underlying funds are valued at their respective NAV as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds.

The Fund determines the fair value of its financial instruments based on the GAAP Fair Value Measurement framework, which establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2024

Note 2 -	Fair Value Measurements (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2024, for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$11,876,010	$—	$—	$11,876,010
Corporate Bonds	—	46,836,771	—	46,836,771
U.S. Government & Agencies	—	81,545,687	—	81,545,687
	11,876,010	128,382,458	—	140,258,468
Futures Contracts**	38,672	—	—	38,672
Total Assets	$11,914,682	$128,382,458	$—	$140,297,140
Liabilities
Reverse Repurchase Agreements	$—	$(60,700,000)	$—	$(60,700,000)
Total Liabilities	$—	$(60,700,000)	$—	$(60,700,000)

The Fund did not hold any Level 3 securities during the year.

* Please refer to the Schedule of Investments for industry classifications.

** Represents cumulative unrealized appreciation on futures contracts at September 30, 2024.

The following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Equity Securities – Equity securities include common stock, exchange-traded funds and master limited partnerships. Equity securities with quoted market prices obtained from an active exchange market are classified as Level 1.

Exchange-Traded Funds (“ETFs”) – ETFs are priced continuously during normal trading hours in an active exchange market. The NAV of ETFs is calculated at the end of each trading day, at market close. ETFs are classified as Level 1.

U.S. Government Agency Debentures, Mortgage-Backed and Instrumentalities – Fair value for these securities is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. Other U.S. Government debt securities are classified as Level 2.

Corporate Bonds – The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2024

Note 3 -	Management, Advisory, Distribution and Other Fees

Investment Advisory Fees

The Adviser provides investment advisory services to the Fund. The Adviser charges an investment advisory fee at an annual rate of 0.65% on the first $100 million, 0.60% on the next $200 million and 0.55% on assets exceeding $300 million on the Fund’s average daily gross assets. For the year ended September 30, 2024, $885,266 of investment advisory fees was earned by the Adviser.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund until at least January 31, 2025 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Directors, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.15% of the average daily gross assets of the Fund’s Class A shares and 1.90% of the average daily gross assets of the Fund’s Class C shares. Fees waived or reimbursed by the Adviser may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation within three years following when such amounts were waived and/or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expenses limits in place at the time of the recoupment. During the year ended September 30, 2024, the Adviser voluntarily waived fees of $510,416 which is not subject to recapture by the Adviser.

Distribution (12b-1) Fees

The distributor of the Fund is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The distribution fee amounts to an annual rate of 0.25% and 1.00% of the Class A and Class C shares, respectively, computed on the Fund’s average daily net assets. For the year ended September 30, 2024, $169,278 for Class A and $108,969 for Class C of distribution fees were paid by the Fund. The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended September 30, 2024, the Distributor received $57,017 in underwriting commissions for sales of Class A shares, of which $4,651 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as noted below.

Other Fees

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Under the terms of the Fund’s agreement with UFS, UFS pays for certain operating expenses of the Fund.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.

Certain officers and directors of the Fund are also officers and directors of the Adviser. The Fund also has three independent directors, who are paid based upon fees per meeting and disclosed in the Prospectus. For the year ended September 30, 2024, the independent directors received $22,500 in fees.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2024

Note 4 -	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments. Some of these requirements and limitations are imposed statutorily or by regulation, while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund is prohibited from investing in direct or indirect obligations issued by the Commonwealth of Puerto Rico or any of its instrumentalities or any security deemed illiquid by the Adviser.

Normally, at least 20% of the Fund’s assets must be invested solely in securities issued by Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) representing an interest in or guaranteed by mortgages on real property located in Puerto Rico.

Note 5 -	Share Transactions

The Fund is authorized to issue 1,000,000,000 shares of Class A and Class C shares of common stock with $0.01 par value per share. Transactions in shares during the year ended September 30, 2024, and the year ended September 30, 2023, were as follows:

September 30, 2024

	Shares
	Class A	Class C
Shares sold	313,668	74,071
Shares issued in reinvestment of distributions	96,712	20,028
Shares redeemed	(1,123,148)	(229,171)
Net decrease	(712,768)	(135,072)
Shares outstanding
Beginning of period	8,834,971	1,410,011
End of period	8,122,203	1,274,939

September 30, 2023

	Shares
	Class A	Class C
Shares sold	302,815	26,791
Shares issued in reinvestment of distributions	132,462	19,209
Shares redeemed	(385,789)	(111,909)
Net increase (decrease)	49,488	(65,909)
Shares outstanding
Beginning of year	8,785,483	1,475,920
End of year	8,834,971	1,410,011

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2024

Note 6 -	Tax Information

The Fund is exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the Puerto Rico Internal Revenue Code of 2011, as amended.

The Fund is treated as a “passive foreign investment company” (“PFIC”) under the United States Internal Revenue Code of 1986, as amended (the “U.S. Code”). As such, the Fund will not qualify as a regulated investment company under Subchapter M of the U.S. Code and will be treated as a non-U.S. corporation whose only business activity in the United States is trading in stocks or securities for its own account, which, under the U.S. Code, does not constitute engaging in the conduct of a trade or business within the United States, even if its principal office is located therein. As a result, the Fund will be subject to U.S. federal income tax withholding only with respect to certain types of income from United States sources considered fixed, determinable, annual and periodic income (such as dividends and interest paid by U.S. payors).

In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account. Such distributions will also be subject to U.S federal income taxes and the PFIC rules if received by a U.S. person not residing in Puerto Rico. Distributions to residents of Puerto Rico who own, directly or indirectly, less than 10% of the total shares of the Fund will not be subject to U.S. federal income taxes.

Note 7 -	Tax Components of Capital

The tax attributes of distributions paid during the fiscal years ended September 30, 2024 and September 30, 2023, were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2024	September 30, 2023
Ordinary Income	$(3,463,618)	$(3,408,201)
Return of Capital	(228,597)	(504,098)
Total	$(3,692,215)	$(3,912,299)

The Fund’s net investment income and net realized gain (loss) on investments and futures contracts reflected in the financial statements differ from distributable net investment income and net realized gain (loss) on investments and futures contracts for tax purposes. Permanent book and tax differences are primarily attributable to the tax adjustments for real estate investment trusts and partnerships, and paydowns from mortgage-backed securities, as follows:

2024
Net investment income per statement of operations	$3,463,156
Tax adjustments for real estate investment trusts and partnerships	—
Reclassification of realized loss on securities’ paydown for tax purposes	462
Distributable net investment income for tax purposes	$3,463,618

Net realized loss on investments and derivatives per statement of operations	$(737,367)
Tax adjustments for real estate investment trusts and partnerships	—
Reclassification of realized loss on securities’ paydown for tax purposes	(462)
Net realized loss on investments and derivatives for tax purposes	$(737,829)

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2024

Note 7 -	Tax Components of Capital - (continued)

The accumulated net investment income and accumulated net realized loss on investments (tax basis) and derivatives, respectively, (for tax purposes) at September 30, 2024, were as follows:

2024
Undistributed net investment income, beginning of the year	$—
Net investment income for the year	3,463,618
Distributions	(3,463,618)
Accumulated net investment income, end of the year	$—

Accumulated net realized loss on investments and derivatives, beginning of the year	$(16,230,747)
Net realized loss on investment and derivatives for the year, tax basis	(737,829)
Distributions	—
Accumulated net realized loss on investments and derivatives, end of the year, tax basis	$(16,968,576)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$140,277,442
Gross appreciation	3,949,244
Gross depreciation	3,929,546
Net appreciation (depreciation)	$19,698

Note 8 -	Securities Sold Under Agreements to Repurchase

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The reverse repurchase agreements on the Statement of Assets and Liabilities are recorded at their contractual amount, which approximates their fair value based on Level 2 inputs in the fair value hierarchy.

At September 30, 2024, the Fund had outstanding $60,700,000 in securities sold under agreements to repurchase. Summarized information on such borrowing was as follows:

Weighted-average interest rate at end of the period	5.33%
Maximum aggregate balance outstanding at any time during the period	$84,940,000
Average balance outstanding during the period	$60,174,109
Weighted-average interest rate during the period	5.52%

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2024

Note 8 -	Securities Sold Under Agreements to Repurchase – (continued)

At September 30, 2024, the interest rates on two outstanding agreements with maturities up to October 9, 2024, were 5.30% and 5.35%.

At September 30, 2024, investment securities amounting to $67,697,115 were pledged as collateral for securities sold under agreements to repurchase, limited to the reverse repurchase balance. The counterparties under such agreements to repurchase have the right to sell or repledge the investment securities. Interest payable on securities sold under agreements to repurchase amounted to $117,964 at September 30, 2024. The interest expense for the year ended September 30, 2024 was $3,374,779.

No trades were executed by any affiliate of the Adviser.

Note 9 –	Risks and Uncertainties

Leverage Risk. The use of leverage by the Fund creates an opportunity for increased net income, but at the same time, creates special risks. Because, under normal market conditions, obligations with longer-term or medium-term maturities produce higher yields than short-term obligations, the Adviser believes that the spread inherent in the difference between the short-term rates paid by the Fund in the course of leveraging and the longer-term rates received by the Fund from securities purchased with the proceeds of such leverage will provide holders of the shares with a potentially higher yield. Investors should note, however, that leverage creates certain risks for shareholders, including higher volatility in the NAV and market value of the shares as well as in the dividend rate paid by the Fund on the shares. Since any decline in the value of the Fund’s investment will be borne entirely by the shareholders, the effect of leverage in the declining market would result in a greater decrease in NAV per share than if the Fund were not leveraged, which will result in a lower redemption price of the shares. The effect of leverage may cause a shareholder to lose all or a portion of its investment in the Fund.

Mortgage-Backed Securities Risk. Mortgage-backed securities are classified generally as either commercial mortgage-backed securities or residential mortgage-backed securities, each of which is subject to certain specific risks. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Note 10 –	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are imposed by procedures established by the Board. The most significant requirements and limitations are discussed below. In accordance with the requirements of the Puerto Rico Investment Companies Act and rulings issued by the Commissioner of Financial Institutions (“OCFI”), the Fund is required to invest at least 20% of the Fund’s total assets in Puerto Rico Assets (the “20% investment requirement”). The balance of the Fund’s assets is invested in U.S. debt and other fixed-income obligations. The Fund continues to be required to invest at least 90% of its assets in securities that are rated, at the time of purchase, within the highest rating category by one or more nationally recognized statistical rating organizations or are deemed of comparable quality by the Adviser. The OCFI granted a waiver that permits the Fund to maintain PR assets acquired prior to the effective date of the change in investment

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2024

Note 10 –	Investment and Other Requirements and Limitations – (continued)

policy. Therefore, the Fund will gradually achieve the approved investment policy and applicable compliance ratios with the gradual disposal of assets as market and economic conditions permit.

The Fund’s investment objective and fundamental policies may not be changed without the vote of a majority of the Fund’s outstanding shares of common stock and the consent of OCFI. All other investment policies and limitations, however, subject to applicable Puerto Rico law, may be changed by the Board without the approval of either the Fund’s shareholders or OCFI. The Fund’s leverage, as measured by the ratio of total assets, may not exceed 33 1⁄3%. Should this ra o be exceeded, the Fund is precluded from further leverage transac ons un l the maximum 33 1⁄3% ra o is restored. The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage. Offsetting of Financial Assets and Derivative Assets and Liabilities

The Fund’s policy is to recognize a net asset or liability equal to the net unrealized appreciation (depreciation) of the repurchase agreements. The following table shows additional information regarding repurchase agreements and the offsetting of assets and liabilities at September 30, 2024.

Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of	Financial
	of Recognized	Assets &	Assets &	Instruments	Collateral
Description	Liabilities	Liabilities	Liabilities	Pledged(1)	Pledged/(Received)	Net Amount
Reverse repurchase agreements	$60,700,000	$—	$60,700,000	$60,700,000	$—	$—

(1)	The amount is limited to the reverse repurchase balance and accordingly does not include excess collateral pledged.

Remaining Contractual maturity of the lending agreement

	Overnight &			Greater than
	Continuous	Up to 30 Days	30-90 Days	90 Days	Total
US Government Agency Obligations	$—	$60,700,000	$—	$—	$60,700,000

Gross amount of unrecognized liabilities for reverse repurchase agreements					$60,700,000

Note 11 –	Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2024, Pershing LLC, an account holding shares for the benefit of others in nominee name, held approximately 79% of the voting securities for the Fund. The Fund has no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of the Fund.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2024

Note 12 –	Commitments and Contingencies

The Fund indemnifies its officers and Directors for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Note 13 –	Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following:

Distributions: The Board declared the following distributions after September 30, 2024:

Class	Dividend Per Share	Record Date	Payable Date
A	$0.0326	10/29/24	10/31/24
C	$0.0276	10/29/24	10/31/24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Atlas U.S. Tactical Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Atlas U.S. Tactical Income Fund, Inc. (the “Fund”) as of September 30, 2024, the related statement of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations and its cash flows for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended September 30, 2022, and prior, were audited by other auditors whose report dated November 29, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian, counterparties, and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
November 27, 2024

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Atlas U.S. Tactical Income Fund, Inc.
Supplemental Information (Unaudited)
September 30, 2024

Consideration and Renewal of Advisory Agreement between Atlas Asset Management, LLC and Atlas U.S. Tactical Income Fund, Inc. (the “Fund”)

During a meeting held on May 15, 2024, the Board of Directors (the “Board”) of the Fund. including a majority of the Directors who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the advisory agreement between Atlas Asset Management, LLC (“Atlas”) and the Fund (the “Advisory Agreement”)

The Board reviewed and discussed the 15(c) Materials and acknowledged that Atlas had also routinely provided information to the Board throughout the year. The Independent Directors considered counsel’s guidance and their own business judgment in evaluating the Advisory Agreement and the weight to be given to each factor considered. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below.

Nature, Extent and Quality of Services. The Board observed that the portfolio managers for the Fund had excellent academic credentials and had many years of experience, collectively, in the financial services industry. The Board acknowledged that since the Advisory Agreement’s initial approval, Atlas had been designated as the Board’s Valuation Designee pursuant to Rule 2a-5 under the 1940 Act and was responsible for overseeing the fair valuation process for the Fund in addition to providing a complete and continuous investment program for the Fund. The Board commented that the portfolio managers made all investment decisions for the Fund and placed orders with brokers and dealers on the basis of best execution. The Board discussed that the portfolio managers ensured the Fund’s compliance with all investment policies and limitations disclosed in the prospectus, while Atlas’s chief compliance officer monitored the Fund’s liquidity. The Board noted that Atlas reported no material compliance issues since the approval of the Advisory Agreement. The Board discussed that Atlas similarly reported that there had been no litigation matters, or administrative actions against it or any of its affiliates since the approval of the Advisory Agreement. The Board discussed Atlas’s financial health and confirmed with Atlas that there had been no material changes to Atlas’s financial condition since the approval of the Advisory Agreement. The Board concluded that it had a reasonable basis to expect Atlas to continue providing quality services to the Fund in line with the Board’s expectations.

Performance. The Board reviewed the performance data for the Fund, including one-year, five-year and since inception returns as of March 31, 2024. The Board also reviewed comparisons of the Fund’s performance against Morningstar Category Average and benchmarks, as applicable. The Board noted that the Fund had outperformed the Bloomberg U.S. Aggregate Bond Index for all periods, underperformed the S&P 500 Index for all periods, outperformed its Morningstar Category Average for the one-year period ended March 31, 2024, and underperformed its Morningstar Category Average for the five-year period ended March 31, 2024. The Board recalled that Atlas attributed the Fund’s underperformance for five-year period to its exposure to credit markets, which significantly underperformed in 2022 amid unprecedented volatility in the fixed income market resulting from tighter monetary conditions, and that Atlas noted that the Fund may underperform the S&P 500 Index during certain periods of high volatility given the significant concentration of fixed income assets in the Fund. The Board observed that Atlas presented calendar year returns since the Fund’s inception to highlight the Fund’s performance in 2022 relative to its history.

Fees and Expenses. The Board noted that the Fund’s management fee and expense ratio were below the averages of its Morningstar category. The Board remarked that Atlas had entered into an expense limitation agreement to keep the Fund’s expenses below a certain level and intended to renew

Atlas U.S. Tactical Income Fund, Inc.
Supplemental Information (Unaudited)(Continued)
September 30, 2024

the agreement when it expired. The Board concluded that the Fund’s fees and expenses were not unreasonable.

Profitability. The Board observed that Atlas was managing the Fund at a loss. The Board therefore determined that Atlas’s excessive profitability was not a concern for the Fund at this time.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflected a reasonable sharing of economies of scale for the benefit of the Fund’s investors. The Board discussed Atlas’s expectations for growth of the Fund, noting that the advisory fee structure provided for reduced advisory fees as the assets of the Fund increased. The Board observed that economies of scale would be considered in the future as the Fund’s asset levels grow.

Conclusion. Based on all the information considered and the conclusions reached, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Board determined that the continuation of the Advisory Agreement for an additional one-year period to be in the best interests of the Fund.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-969-8440 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-969-8440.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders. None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Atlas U.S. Tactical Income Fund, Inc.

By (Signature and Title)

/s/ Paul Hopgood

Paul Hopgood, President

Date 11/27/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Paul Hopgood

Paul Hopgood, Principal Executive Officer/President

Date 11/27/24

By (Signature and Title)

/s/ Jaime Pandal

Jaime Pandal, Principal Financial Officer/Treasurer

Date 11/27/24